UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2025

BRANCHOUT FOOD INC.
(Exact name of registrant as specified in its charter)

Nevada	001-41723	87-3980472
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

205 SE Davis Avenue, Bend Oregon	97702
(Address of principal executive offices)	(Zip Code)

(844) 263-6637

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	BOF	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

As previously reported, on October 23, 2024, BranchOut Food Inc., a Nevada corporation, (the “Company”) entered into an At-The-Market Issuance Sales Agreement (the “ATM Agreement”) with Alexander Capital, L.P. (“Alexander Capital”), pursuant to which the Company may from time to time issue and sell to or through Alexander Capital, acting as the Company’s sales agent, shares of the Company’s common stock, par value $0.001 per share (the “Shares”), having an aggregate offering price of up to $3,000,000 (the “ATM Offering”). In connection therewith, on October 23, 2024, the Company filed with the Securities and Exchange Commission (the “SEC”) a prospectus supplement (File No. 333-282298), related to the ATM Offering (the “Prospectus Supplement”).

On February 18, 2025, the Company entered into entered into a First Amendment to the ATM Agreement (the “First Amendment”) to increase the aggregate offering price of the Shares that the Company may sell in the ATM Offering to up to $5,000,000. In connection with the First Amendment, on February 18, 2025, the Company filed with the SEC an amendment to the Prospectus Supplement to increase the number of Shares that may be offered and sold in the ATM Offering.

The foregoing description of the First Amendment is qualified in its entirety by reference to the full text thereof, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference. The legal opinion of Pachulski Stang Ziehl & Jones LLP with respect to the validity of the Shares is filed as Exhibit 5.1 to this Current Report on Form 8-K.

This Current Report on Form 8-K, including the exhibits filed herewith, shall not constitute an offer to sell or the solicitation of an offer to buy the Shares, nor shall there be any offer, solicitation or sale of the Shares in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 1.1	First Amendment to At-The-Market Issuance Sales Agreement, dated as of February 18, 2025, between BranchOut Food Inc. and Alexander Capital, L.P.

Exhibit 5.1	Opinion of Pachulski Stang Ziehl & Jones LLP

Exhibit 23.1	Consent of Pachulski Stang Ziehl & Jones LLP (included in Exhibit 5.1)

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BranchOut Food Inc.

Date: February 18, 2025	By:	/s/ Eric Healy
Eric Healy, Chief Executive Officer

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